October 31, 2023 US November 1, 2023 Australia Ron Delia CEO Michael Casamento CFO Fiscal First Quarter Results (three months ended September 30, 2023) NYSE: AMCR | ASX: AMC

Disclaimers 2 Cautionary Statement Regarding Forward-Looking Statements This document contains certain statements that are “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identified with words like “believe,” “expect,” “target,” “project,” “may,” “could,” “would,” “approximately,” “possible,” “will,” “should,” “intend,” “plan,” “anticipate,” "commit," “estimate,” “potential,” "ambitions," “outlook,” or “continue,” the negative of these words, other terms of similar meaning, or the use of future dates. Such statements are based on the current expectations of the management of Amcor and are qualified by the inherent risks and uncertainties surrounding future expectations generally. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. None of Amcor or any of its respective directors, executive officers, or advisors provide any representation, assurance, or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur. Risks and uncertainties that could cause actual results to differ from expectations include, but are not limited to: changes in consumer demand patterns and customer requirements; the loss of key customers, a reduction in production requirements of key customers; significant competition in the industries and regions in which Amcor operates; failure by Amcor to expand its business; challenging current and future global economic conditions, including the Russia-Ukraine conflict and inflation; impact of operating internationally; price fluctuations or shortages in the availability of raw materials, energy, and other inputs; disruptions to production, supply, and commercial risks, including counterparty credit risks, which may be exacerbated in times of economic volatility; pandemics, epidemics, or other disease outbreaks; an inability to attract and retain our global executive management team and our skilled workforce; costs and liabilities related to environment, health, and safety ("EHS") laws and regulations as well as changes in the global climate; labor disputes and an inability to renew collective bargaining agreements at acceptable terms; risks related to climate change; cybersecurity risks; failures or disruptions in information technology systems; rising interest rates; a significant increase in indebtedness or a downgrade in the credit rating; foreign exchange rate risk; a significant write-down of goodwill and/or other intangible assets; a failure to maintain an effective system of internal control over financial reporting; inability of Amcor's insurance policies to provide adequate protections; challenges to or the loss of intellectual property rights; litigation, including product liability claims or regulatory developments; increasing scrutiny and changing expectations from investors, customers, and governments with respect to Amcor's Environmental, Social and Governance practices and commitments resulting in increased costs; changing government regulations in environmental, health, and safety matters; changes in tax laws or changes in our geographic mix of earnings; and other risks and uncertainties identified from time to time in Amcor’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including without limitation, those described under Item 1A. “Risk Factors” of Amcor’s annual report on Form 10-K for the fiscal year ended June 30, 2023 and any subsequent quarterly reports on Form 10-Q. You can obtain copies of Amcor’s filings with the SEC for free at the SEC’s website (www.sec.gov). Forward-looking statements included herein are made only as of the date hereof and Amcor does not undertake any obligation to update any forward-looking statements, or any other information in this communication, as a result of new information, future developments or otherwise, or to correct any inaccuracies or omissions in them which become apparent, except as expressly required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement. Presentation of non-GAAP information Included in this release are measures of financial performance that are not calculated in accordance with U.S. GAAP. These measures include adjusted EBITDA and EBITDA (calculated as earnings before interest and tax and depreciation and amortization), adjusted EBIT and EBIT (calculated as earnings before interest and tax), adjusted net income, adjusted earnings per share, adjusted free cash flow and net debt. In arriving at these non-GAAP measures, we exclude items that either have a non-recurring impact on the income statement or which, in the judgment of our management, are items that, either as a result of their nature or size, could, were they not singled out, potentially cause investors to extrapolate future performance from an improper base. Note that while amortization of acquired intangible assets is excluded from non-GAAP adjusted financial measures, the revenue of the acquired entities and all other expenses unless otherwise stated, are reflected in our non-GAAP financial performance earnings measures. While not all inclusive, examples of these items include: • material restructuring programs, including associated costs such as employee severance, pension and related benefits, impairment of property and equipment and other assets, accelerated depreciation, termination payments for contracts and leases, contractual obligations, and any other qualifying costs related to restructuring plans; • material sales and earnings from disposed or ceased operations and any associated profit or loss on sale of businesses or subsidiaries; • changes in the fair value of economic hedging instruments on commercial paper; • significant pension settlements; • impairments in goodwill and equity method investments; • material acquisition compensation and transaction costs such as due diligence expenses, professional and legal fees, and integration costs; • material purchase accounting adjustments for inventory; • amortization of acquired intangible assets from business combination; • gains or losses on significant property and divestitures and significant property and other impairments, net of insurance recovery; • certain regulatory and legal matters; • impacts from hyperinflation accounting; and • impacts related to the Russia-Ukraine conflict. Amcor also evaluates performance on a comparable constant currency basis, which measures financial results assuming constant foreign currency exchange rates used for translation based on the average rates in effect for the comparable prior year period. In order to compute comparable constant currency results, we multiply or divide, as appropriate, current-year U.S. dollar results by the current year average foreign exchange rates and then multiply or divide, as appropriate, those amounts by the prior-year average foreign exchange rates. We then adjust for other items affecting comparability. While not all inclusive, examples of items affecting comparability include the difference between sales or earnings in the current period and the prior period related to disposed, or ceased operations. Comparable constant currency net sales performance also excludes the impact from passing through movements in raw material costs. Management has used and uses these measures internally for planning, forecasting and evaluating the performance of the Company’s reporting segments and certain of the measures are used as a component of Amcor’s Board of Directors’ measurement of Amcor’s performance for incentive compensation purposes. Amcor believes that these non-GAAP measures are useful to enable investors to perform comparisons of current and historical performance of the Company. For each of these non-GAAP financial measures, a reconciliation to the most directly comparable U.S. GAAP financial measure has been provided herein. These non-GAAP financial measures should not be construed as an alternative to results determined in accordance with U.S. GAAP. The Company provides guidance on a non-GAAP basis as we are unable to predict with reasonable certainty the ultimate outcome and timing of certain significant forward-looking items without unreasonable effort. These items include but are not limited to the impact of foreign exchange translation, restructuring program costs, asset impairments, possible gains and losses on the sale of assets, and certain tax related events. These items are uncertain, depend on various factors, and could have a material impact on U.S. GAAP earnings and cash flow measures for the guidance period.

Safety 3 Guided by our values. Our number one priority 11.2 4.1 2.0 2.8 1.5 1.7 0.3 Recordable-case frequency rate (per million hours worked) 1Q24 TRIR Includes impact of acquired businesses 201520102005 2020 Notes: Recordable Case Frequency Rate (RCFR) expresses injuries per 1,000,000 hours worked. Graph data shown for a 12 month period ended June 30 unless otherwise indicated. Acquired businesses (including Bemis) are included in 2020 and account for the increase in frequency rate compared with 2015. Total Recordable Incident Rate (TRIR) expresses injuries per 200,000 hours worked. Amcor’s TRIR is equivalent to Amcor’s rate under OSHA (Occupational Safety & Health Administration). Amcor Values 2023 • Industry leading safety performance • 65% of sites injury free for >12 months 1Q24

Key messages 4 1. First quarter result in line with expectations 2. Reaffirming FY24 guidance 3. Making further progress toward our sustainability goals 4. Confident in long term growth and value creation strategy

-10% vs pcp First quarter result in line with expectations 5 -6% vs pcp Executing well amid a challenging demand environment $3,443m Net sales -5% vs pcp $358m EBIT EPS 15.6 cents • Free cash flow ahead of last year • Managing the controllables to deliver ongoing benefits • Pricing to cover inflation • Cost reductions • Normalizing working capital Notes: EBIT and EPS presented on an adjusted basis and growth rates for these and Net sales exclude the impact of currency and items impacting comparability. Adjusted non-GAAP measures exclude items which are not considered representative of ongoing operations. Further details related to non-GAAP measures and reconciliations to U.S. GAAP measures can be found in the appendix section. Definition ‘pcp’ is ‘prior comparator period’. Increased cash returns to shareholders Quarterly dividend increased to 12.5 cents per share and $30 million share repurchases

First quarter highlights • Net sales includes +2% price/mix; volumes -8% • Overall volumes continue to be impacted by lower consumer demand and customer destocking • Volumes lower across North America, Latin America and Europe. Volumes broadly in line with prior year across the Asian region • Volume growth in pet care and confectionary end markets in key regions • Adjusted EBIT 5% lower than last year reflecting lower volumes partly offset by favorable operating cost performance and price/mix benefits Flexibles segment 6 Notes: Non-GAAP measures exclude items which are not considered representative of ongoing operations. Further details related to non-GAAP measures including Adjusted EBIT and reconciliations to U.S. GAAP measures can be found in the appendix. Comparable constant currency Δ% for Net sales excludes an unfavorable 2% impact from the pass through of lower raw material costs, a 3% favorable currency impact and a 3% unfavorable impact from items affecting comparability (disposed and ceased operations). Benefits from mix and ongoing price and cost actions partly offset soft volumes 1Q23 1Q24 Comparable constant currency Net sales ($m) 2,779 2,568 -6% Adjusted EBIT ($m) 353 322 -5% Adjusted EBIT margin 12.7% 12.5% Customer transition to AmPrima™ Plus New business win in high barrier shrink film

Rigid Packaging segment

Strengthening cost performance across the business partly offset soft volumes

	1Q23	1Q24	Comparable constant currency Δ
Net sales ($m)	933	875	-6%
Adjusted EBIT ($m)	66	62	-6%
Adjusted EBIT margin	7.0%	7.1%	



Powerstrap™ technology delivers ~7% weight reduction


Campbell's
flavorup!

New product launch in Rigid format

First quarter highlights

- Net sales reflects +1% price/mix; volumes -7%
- North America Beverage and Specialty Containers volumes impacted by lower consumer demand and customer destocking
- Latin America volumes up MSD%. Growth in Brazil and Colombia was partly offset by lower demand in Mexico
- Adjusted EBIT 6% lower than last year reflects lower volumes partly offset by price/mix benefits and favorable cost performance

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Notes: Non-GAAP measures exclude items which are not considered representative of ongoing operations. Further details related to non-GAAP measures including Adjusted EBIT and reconciliations to U.S. GAAP measures can be found in the appendix. Comparable constant currency Δ% for Net sales excludes an unfavorable 1% impact from the pass through of lower raw material cost and a 1% favorable currency impact. MSD is 'Mid-Single Digit'.

amcor

Cash flow and balance sheet 8 Notes: Non-GAAP measures exclude items which are not considered representative of ongoing operations. Further details related to non-GAAP measures including Adjusted EBITDA and Adjusted Free Cash Flow and reconciliations to U.S. GAAP measures can be found in the appendix section. (1) Adjusted Free Cash Flow excludes Russia-Ukraine conflict impacts because these cash flows are not considered to be representative of ongoing operations. (2) Leverage calculated as Net debt divided by adjusted trailing twelve month EBITDA. Cash flow ($ million) 1Q23 1Q24 Adjusted EBITDA 494 459 Interest and tax payments (69) (100) Capital expenditure (152) (124) Movement in working capital (666) (459) Other (7) (3) Adjusted Free Cash Flow(1) (400) (227) Balance sheet(2) September 2023 Net debt ($ million) 6,573 Leverage: Net debt / LTM EBITDA (x) 3.3 First quarter highlights • Adjusted Free Cash Flow ahead of last year and in line with expectations • Improving working capital performance • Reflects benefits from inventory reduction initiatives. >$500 million decrease since November 2022 peak • Leverage in line with expectations • Leverage expected to decrease to approximately 3.0 times in 4Q24 • Cash returns to shareholders >10% higher vs prior year On track to deliver full year free cash flow guidance Strong, investment grade balance sheet

Fiscal 2024 guidance reaffirmed



Adjusted EPS Guidance
73.3 cps
~2%
+/- LSD%
(~6%)
(~3%)
up to ~2%
67-71 cps
Comparable constant currency range down LSD-MSD%
FY23 Adjusted EPS
Organic growth
Share repurchases
Interest & tax expense
Russia divestment
FX
FY24 Adjusted EPS

- FY24 Adjusted EPS assumptions include:
  - In 1H24 comparable constant currency adjusted EPS expected to be down HSD-LDD% and in 2H24 up MSD%
  - Estimated net interest expense of $320 to $340 million (pre-tax)
  - 1H24 impact related to the sale of three plants in Russia in December 2022
  - Current foreign exchange rates prevail for the balance of fiscal 2024
- Adjusted Free Cash Flow of approximately $850 to $950 million
- ~$70 million of share repurchases, related to program announced in fiscal 2023

Amcor's guidance contemplates a range of factors which create a higher degree of uncertainty and additional complexity when estimating future financial results. Refer to slide 2 for further information. Reconciliations of the fiscal 2024 projected non-GAAP measures are not included herein because the individual components are not known with certainty as individual financial statements for fiscal 2024 have not been completed.

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Notes: LDD is 'Low-Double Digit'. LSD is 'Low-Single Digit'. MSD is 'Mid-Single Digit'. HSD is 'High-Single Digit'.

amcor

Visibility to a return to growth in 2H24

EPS growth in June 24 half trending towards long term average

Comparable Constant Currency Adjusted EPS growth



8%
Down HSD-LDD%
Up MSD%
Up HSD%
FY24 comparable constant currency range down LSD-MSD%
Fiscal 14-23 average
1H24 estimate
2H24 estimate
Expected long term average

- Proven track record of strong and consistent LT growth
- 1H24 unfavorably impacted by:
  - Higher interest costs (~6% headwind)
  - Challenging demand dynamics
- 2H24 growth trending towards long term average. Expected to be favorably impacted by:
  - Ongoing benefits from price and cost actions resulting in increased earnings leverage
  - ~$35m from structural cost initiatives
  - Reduced interest headwind
  - Cycling favorable prior year comparatives

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Notes: LSD is 'Low-Single Digit'. MSD is 'Mid-Single Digit'. HSD is 'High-Single Digit'. LDD is 'Low-Double Digit'.

Investing in multiple drivers of sustainable organic growth

Priority Categories

>$4 bn sales in higher growth, higher value categories:


BODYARMOR

Healthcare

Protein

Hot-fill beverage

Premium Coffee

Pet food

Historic MSD volume growth drives mix improvement and margin expansion

Emerging Markets

>$3 bn Emerging Markets sales across 25 countries:



Historic MSD volume growth across Emerging Markets portfolio

Innovation

Driving value through differentiated packaging:


ZUCCHINI TOTS
DENTASTIX

~$100m invested every year in our industry leading R&D capabilities

More sustainable packaging

To preserve food and healthcare products, protect consumers and promote brands

Notes: MSD is 'Mid-Single Digit'.

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amcor

Amcor’s commitment to sustainability starts with our own operations 12 Making further progress toward our sustainability goals 12 10% FY23 annual reduction in absolute emissions 22 Sites achieved 100% renewable electricity use Sites with zero waste to disposal certification 143100% Sites with a water management plan

Making further progress toward our sustainability goals

Responsible Packaging:

1. Packaging design
2. Waste management infrastructure
3. Consumer participation

% Designed to be recycled



Rigid Packaging
95%
Specialty Cartons
100%
Flexible Packaging
61%
28%
89%
+33% vs 2019
Current Sales
Trial-ready alternatives

PrimeSeal™ Eco-Tite®
Recycle-Ready Shrink Bag



100% recycled
PET wine bottle



BLUE BIN
100%

29% Annual increase in recycled content used

>3x Increase in recycled content used since 2019

Notes: Designed to be recycled definition aligned with guidance from industry groups including the Ellen MacArthur Foundation New Plastics Economy Initiative, CEFLEX, the Consumer Goods Forum and the Association of Plastic Recyclers. Values represent the % of Amcor's packaging portfolio which is designed in a way that enables it to be recycled using current technologies where infrastructure is available.

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amcor

Key messages 14 1. First quarter result in line with expectations 2. Reaffirming FY24 guidance 3. Making further progress toward our sustainability goals 4. Confident in long term growth and value creation strategy

Appendix slides Supplementary schedules and reconciliations

Strong foundation for growth & value creation Global leader in primary packaging for consumer staples and healthcare with a strong track record Consistent growth from priority categories, emerging markets and innovation Strong cash flow and balance sheet provide ongoing capacity to invest Increasing investment for growth and building momentum Compelling and growing dividend with current yield >5% EPS growth + Dividend yield = 10-15% per year 16 Notes: EPS growth refers to comparable constant currency growth. A range of factors are contemplated when estimating future financial results. Refer to slide 2 for further information.

FX translation impact 17 EUR 20-30% Other currencies(2) 20-30% USD 45-55% EUR:USD Euro stronger vs USD, Average USD to EUR rate 1Q24 0.9189 vs 1Q23 0.9933 USD million impact on 1Q24 adjusted Net income 8% 4 Other currencies(2):USD Other currencies weighted average vs USD stronger for 1Q24 vs 1Q23 average rates USD million impact on 1Q24 adjusted Net income 2% 1 (1) Approximate ranges based on adjusted Net income by currency. (2) Includes all currencies other than USD and EUR. Total currency impact $ million Adjusted EBIT 6 Adjusted Net income 5 Combined Net income currency exposures(1) 1Q24 currency impact

Reconciliations of non-GAAP financial measures 18

Reconciliations of non-GAAP financial measures 19